SUB-ITEM 77C: Submission of matters to a vote of security holders

On June 22, 2016, the Elfun Government Money Market Fund (the "Money Market Fund"), Elfun Tax-Exempt Income Fund (the "Tax-Exempt Fund"), Elfun Income Fund (the "Income Fund"), Elfun Diversified Fund (the "Diversified Fund"), Elfun International Equity Fund (the "International Fund") and Elfun Trusts (each, a "Fund" and collectively, the "Funds") held a special meeting of unitholders. Unitholders of record on May 4, 2016 were entitled to vote on the proposals. For each proposal, unitholders voted on a fund-by-fund basis. At the meeting, all proposals were approved by the respective unitholders of each Fund, and the following votes were recorded:

Proposal 1:

Approval of a new investment advisory and administration agreement with SSGA Funds Management, Inc. ("SSGA FM"), pursuant to which SSGA FM will replace GE Asset Management Incorporated ("GEAM") as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries.

Money Market Fund

                           No. of Units  % of Outstanding Units % of Units Present
                          -------------- ---------------------- ------------------
For                       71,687,742.212         61.354%              91.433%
Against                    3,754,246.320          3.213%               4.788%
Abstain                      235,513.330          0.202%               0.301%
Broker Non-Vote            2,727,078.000          2.334%               3.478%
Total                     78,404,579.862         67.103%             100.000%

Tax-Exempt Fund

                           No. of Units  % of Outstanding Units % of Units Present
                          -------------- ---------------------- ------------------
For                       81,969,941.855         61.655%              93.514%
Against                    4,442,590.933          3.342%               5.068%
Abstain                      952,965.077          0.717%               1.087%
Broker Non-Vote              289,926.000          0.218%               0.331%
Total                     87,655,423.865         65.932%             100.000%

Income Fund

                           No. of Units  % of Outstanding Units % of Units Present
                          -------------- ---------------------- ------------------
For                       14,837,943.449         58.632%              89.037%
Against                      603,160.743          2.383%               3.619%
Abstain                      414,170.860          1.637%               2.485%
Broker Non-Vote              809,736.000          3.200%               4.859%
Total                     16,665,011.052         65.852%             100.000%

Diversified Fund

                           No. of Units  % of Outstanding Units % of Units Present
                          -------------- ---------------------- ------------------
For                        6,578,662.211         56.349%              91.581%
Against                      293,974.776          2.518%               4.092%
Abstain                      111,718.856          0.957%               1.556%
Broker Non-Vote              199,063.000          1.705%               2.771%
Total                      7,183,418.843         61.529%             100.000%

International Fund

                           No. of Units  % of Outstanding Units % of Units Present
                          -------------- ---------------------- ------------------
For                        7,142,551.119         60.665%              92.813%
Against                      361,813.358          3.073%               4.702%
Abstain                      142,622.936          1.211%               1.853%
Broker Non-Vote               48,598.000          0.413%               0.632%
Total                      7,695,585.413         65.362%             100.000%

Elfun Trusts

                           No. of Units  % of Outstanding Units % of Units Present
                          -------------- ---------------------- ------------------
For                       23,683,286.207         55.497%              93.009%
Against                    1,191,119.427          2.792%               4.678%
Abstain                      357,634.068          0.838%               1.404%
Broker Non-Vote              231,445.000          0.542%               0.909%
Total                     25,463,484.702         59.669%             100.000%

Proposal 2:

Approval of the election of Patrick J. Riley, William L. Boyan, William L. Marshall, Rina K. Spence, Douglas T. Williams and Jeanne M. La Porta to the Board of Trustees of each Fund.

Money Market Fund

                          No. of Units  % of Outstanding Units  % of Units Present
                         -------------- ----------------------- ------------------
                                           Mr. Patrick J. Riley
Affirmative              75,899,542.522         64.959%               96.805%
Withhold                  2,505,037.340          2.144%                3.195%
Total                    78,404,579.862         67.103%              100.000%

                                           Mr. William L. Boyan
Affirmative              75,878,101.632         64.940%               96.778%
Withhold                  2,526,478.230          2.163%                3.222%
Total                    78,404,579.862         67.103%              100.000%

                                        Mr. William L. Marshall
Affirmative              75,899,347.782         64.959%               96.805%
Withhold                  2,505,232.080          2.144%                3.195%
Total                    78,404,579.862         67.103%              100.000%

                                             Ms. Rina K. Spence
Affirmative              75,916,028.622         64.973%               96.826%
Withhold                  2,488,551.240          2.130%                3.174%
Total                    78,404,579.862         67.103%              100.000%

                                  Mr. Douglas T. Williams
  Affirmative      75,877,600.982                  64.940%       96.777%
  Withhold          2,526,978.880                   2.163%        3.223%
  Total            78,404,579.862                  67.103%      100.000%

                                   Ms. Jeanne M. La Porta
  Affirmative      75,877,047.252                  64.939%       96.776%
  Withhold          2,527,532.610                   2.164%        3.224%
  Total            78,404,579.862                  67.103%      100.000%

  Tax-Exempt Fund

                    No. of Units   % of Outstanding Units  % of Units Present
                   -------------- -----------------------  ------------------
                                     Mr. Patrick J. Riley
  Affirmative      83,222,710.289                  62.598%       94.943%
  Withhold          4,432,713.576                   3.334%        5.057%
  Total            87,655,423.865                  65.932%      100.000%

                                     Mr. William L. Boyan
  Affirmative      83,085,443.978                  62.494%       94.786%
  Withhold          4,569,979.887                   3.438%        5.214%
  Total            87,655,423.865                  65.932%      100.000%

                                  Mr. William L. Marshall
  Affirmative      83,187,469.762                  62.571%       94.903%
  Withhold          4,467,954.103                   3.361%        5.097%
  Total            87,655,423.865                  65.932%      100.000%

                                       Ms. Rina K. Spence
  Affirmative      83,112,769.778                  62.515%       94.818%
  Withhold          4,542,654.087                   3.417%        5.182%
  Total            87,655,423.865                  65.932%      100.000%

                                  Mr. Douglas T. Williams
  Affirmative      83,041,917.707                  62.462%       94.737%
  Withhold          4,613,506.158                   3.470%        5.263%
  Total            87,655,423.865                  65.932%      100.000%

                                   Ms. Jeanne M. La Porta
  Affirmative      83,478,464.050                  62.790%       95.235%
  Withhold          4,176,959.815                   3.142%        4.765%
  Total            87,655,423.865                  65.932%      100.000%

  Income Fund

                    No. of Units   % of Outstanding Units  % of Units Present
                   -------------- -----------------------  ------------------
                                     Mr. Patrick J. Riley
  Affirmative      15,977,635.095                  63.136%       95.875%
  Withhold            687,375.957                   2.716%        4.125%
  Total            16,665,011.052                  65.852%      100.000%

                                      Mr. William L. Boyan
  Affirmative       15,953,185.926                  63.039%       95.729%
  Withhold             711,825.126                   2.813%        4.271%
  Total             16,665,011.052                  65.852%      100.000%

                                   Mr. William L. Marshall
  Affirmative       15,963,868.166                  63.081%       95.793%
  Withhold             701,142.886                   2.771%        4.207%
  Total             16,665,011.052                  65.852%      100.000%

                                        Ms. Rina K. Spence
  Affirmative       15,926,996.647                  62.936%       95.571%
  Withhold             738,014.405                   2.916%        4.429%
  Total             16,665,011.052                  65.852%      100.000%

                                   Mr. Douglas T. Williams
  Affirmative       15,910,253.321                  62.870%       95.471%
  Withhold             754,757.731                   2.982%        4.529%
  Total             16,665,011.052                  65.852%      100.000%

                                    Ms. Jeanne M. La Porta
  Affirmative       15,968,317.529                  63.099%       95.819%
  Withhold             696,693.523                   2.753%        4.181%
  Total             16,665,011.052                  65.852%      100.000%

  Diversified Fund

                     No. of Units   % of Outstanding Units  % of Units Present
                    -------------- -----------------------  ------------------
                                      Mr. Patrick J. Riley
  Affirmative        6,874,973.595                  58.887%       95.706%
  Withhold             308,445.248                   2.642%        4.294%
  Total              7,183,418.843                  61.529%      100.000%

                                      Mr. William L. Boyan
  Affirmative        6,861,221.735                  58.769%       95.515%
  Withhold             322,197.108                   2.760%        4.485%
  Total              7,183,418.843                  61.529%      100.000%

                                   Mr. William L. Marshall
  Affirmative        6,871,665.264                  58.859%       95.660%
  Withhold             311,753.579                   2.670%        4.340%
  Total              7,183,418.843                  61.529%      100.000%

                                        Ms. Rina K. Spence
  Affirmative        6,868,900.286                  58.835%       95.622%
  Withhold             314,518.557                   2.694%        4.378%
  Total              7,183,418.843                  61.529%      100.000%

                                   Mr. Douglas T. Williams
  Affirmative        6,862,901.606                  58.784%       95.538%
  Withhold             320,517.237                   2.745%        4.462%
  Total              7,183,418.843                  61.529%      100.000%

                                     Ms. Jeanne M. La Porta
 Affirmative          6,868,830.659                  58.834%       95.621%
 Withhold               314,588.184                   2.695%        4.379%
 Total                7,183,418.843                  61.529%      100.000%

 International Fund

                      No. of Units   % of Outstanding Units  % of Units Present
                     -------------- -----------------------  ------------------
                                       Mr. Patrick J. Riley
 Affirmative          7,246,818.051                  61.550%       94.169%
 Withhold               448,767.362                   3.812%        5.831%
 Total                7,695,585.413                  65.362%      100.000%

                                       Mr. William L. Boyan
 Affirmative          7,224,635.055                  61.362%       93.880%
 Withhold               470,950.358                   4.000%        6.120%
 Total                7,695,585.413                  65.362%      100.000%

                                    Mr. William L. Marshall
 Affirmative          7,230,087.881                  61.408%       93.951%
 Withhold               465,497.532                   3.954%        6.049%
 Total                7,695,585.413                  65.362%      100.000%

                                         Ms. Rina K. Spence
 Affirmative          7,235,315.168                  61.453%       94.019%
 Withhold               460,270.245                   3.909%        5.981%
 Total                7,695,585.413                  65.362%      100.000%

                                    Mr. Douglas T. Williams
 Affirmative          7,228,021.911                  61.391%       93.924%
 Withhold               467,563.502                   3.971%        6.076%
 Total                7,695,585.413                  65.362%      100.000%

                                     Ms. Jeanne M. La Porta
 Affirmative          7,255,021.730                  61.620%       94.275%
 Withhold               440,563.683                   3.742%        5.725%
 Total                7,695,585.413                  65.362%      100.000%

 Elfun Trusts

                      No. of Units   % of Outstanding Units  % of Units Present
                     -------------- -----------------------  ------------------
                                       Mr. Patrick J. Riley
 Affirmative         24,392,547.388                  57.159%       95.794%
 Withhold             1,070,937.314                   2.510%        4.206%
 Total               25,463,484.702                  59.669%      100.000%

                                       Mr. William L. Boyan
 Affirmative         24,314,551.481                  56.977%       95.488%
 Withhold             1,148,933.221                   2.692%        4.512%
 Total               25,463,484.702                  59.669%      100.000%

                                            Mr. William L. Marshall
   Affirmative               24,313,558.351                  56.974%  95.484%
   Withhold                   1,149,926.351                   2.695%   4.516%
   Total                     25,463,484.702                  59.669% 100.000%

                                                 Ms. Rina K. Spence
   Affirmative               24,347,770.790                  57.054%  95.618%
   Withhold                   1,115,713.912                   2.615%   4.382%
   Total                     25,463,484.702                  59.669% 100.000%

                                            Mr. Douglas T. Williams
   Affirmative               24,278,464.632                  56.892%  95.346%
   Withhold                   1,185,020.070                   2.777%   4.654%
   Total                     25,463,484.702                  59.669% 100.000%

                                             Ms. Jeanne M. La Porta
   Affirmative               24,414,765.753                  57.211%  95.881%
   Withhold                   1,048,718.949                   2.458%   4.119%
   Total                     25,463,484.702                  59.669% 100.000%

Proposal 3:

Approval of manager-of-managers authority for SSGA FM, whereby SSGA FM may, subject to approval of the Board of Trustees of each Fund, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining unitholder approval in each case.

  Money Market Fund

                      No. of Units  % of Outstanding Units % of Units Present
                     -------------- ---------------------- ------------------
  For                71,322,436.206         61.041%              90.967%
  Against             3,538,243.246          3.028%               4.513%
  Abstain               816,822.410          0.700%               1.042%
  Broker Non-Vote     2,727,078.000          2.334%               3.478%
  Total              78,404,579.862         67.103%             100.000%

  Tax-Exempt Fund

                      No. of Units  % of Outstanding Units % of Units Present
                     -------------- ---------------------- ------------------
  For                81,401,973.746         61.228%              92.866%
  Against             4,953,396.073          3.726%               5.651%
  Abstain             1,010,128.046          0.760%               1.152%
  Broker Non-Vote       289,926.000          0.218%               0.331%
  Total              87,655,423.865         65.932%             100.000%

  Income Fund

                      No. of Units  % of Outstanding Units % of Units Present
                     -------------- ---------------------- ------------------
  For                14,776,746.417         58.390%              88.669%
  Against               646,288.513          2.554%               3.878%

  Abstain                432,240.122          1.708%               2.594%
  Broker Non-Vote        809,736.000          3.200%               4.859%
  Total               16,665,011.052         65.852%             100.000%

  Diversified Fund

                       No. of Units  % of Outstanding Units % of Units Present
                      -------------- ---------------------- ------------------
  For                  6,455,485.810         55.294%              89.866%
  Against                368,253.442          3.154%               5.126%
  Abstain                160,616.591          1.376%               2.237%
  Broker Non-Vote        199,063.000          1.705%               2.771%
  Total                7,183,418.843         61.529%             100.000%

  International Fund

                       No. of Units  % of Outstanding Units % of Units Present
                      -------------- ---------------------- ------------------
  For                  7,102,486.411         60.324%              92.292%
  Against                376,046.027          3.194%               4.887%
  Abstain                168,454.975          1.431%               2.189%
  Broker Non-Vote         48,598.000          0.413%               0.632%
  Total                7,695,585.413         65.362%             100.000%

  Elfun Trusts

                       No. of Units  % of Outstanding Units % of Units Present
                      -------------- ---------------------- ------------------
  For                 23,455,701.718         54.964%              92.114%
  Against              1,330,598.102          3.118%               5.226%
  Abstain                445,739.882          1.045%               1.751%
  Broker Non-Vote        231,445.000          0.542%               0.909%
  Total               25,463,484.702         59.669%             100.000%